UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   March 28, 2011

American Standard Energy Corp.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	333-132948	20-2791397
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

4800 North Scottsdale Road, Suite 1400
Scottsdale, AZ 85251
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(408) 371-1929
 (ISSUER TELEPHONE NUMBER)

Copies to:
Gregg E. Jaclin, Esq.
Gary S. Eaton, Esq.
Anslow & Jaclin, LLP
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726
(732) 409-1212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On March 28, 2011, American Standard Energy Corp., (the “Company”) and certain accredited investors (the “Investors”) entered into an amendment to that certain Securities Purchase Agreement dated as of February 1, 2011 (the “Securities Purchase Agreement”) by and among the Company and the Investors (the “Amended SPA”). The Amended SPA amends Section 4.10 such that the time period in which the Company is prohibited from conducting subsequent equity sales has been changed from “the later of (i) ninety (90) days following the Closing Date and (ii) thirty (30) days after the Effective Date (such later date, the “Trigger Date”), to “from the Closing Date of Securities Purchase Agreement until the Filing Deadline (as such term is defined in the Registration Rights Agreement)”.  As a result of the amendment to the Securities Purchase Agreement the Company was able to conduct the private offering disclosed of Form 8-K filed with the Securities Exchange Commission (“SEC”) on March 31, 2011 (the “8-K”)

Additionally, on March 28, 2011, the Company and the Investors entered into an amendment to the Registration Rights Agreement (the “Registration Rights Agreement”) dated as of February 1, 2011 (the “Amended RRA”). The Amended RRA amends Section 6(b) such that “Except and to the extent specified in the Schedules to the Purchase Agreement, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in a Registration Statement other than the Registrable Securities and the Company shall not prior to the Effective Date enter into any agreement providing any such right to any of its security holders. “ has been revised to state “Except and to the extent specified in the Schedules to the Purchase Agreement, prior to the Filing Deadline neither the Company nor any of its security holders (other than the Holdersin such capacity pursuant hereto) may include securities of the Company in a Registration Statement other than the Registrable Securities and the Company shall not prior to the Filing Deadline enter into any agreement providing any such right to any of its security holders.” As a result of the amendment to the Registration Rights Agreement the Company will be able to include the securities sold in the private offering disclosed in the 8-K in a subsequent registration statement to be filed with the SEC.

The foregoing description of the Amended SPA and Amended RRA are qualified in their entirety by reference to the full text of the agreements copies of which are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein in its entirety by reference.

Item 9.01Financial Statement and Exhibits

(d)	Exhibits.
10.1	Amendment No.1 to Securities Purchase Agreement
10.2	Amendment No.1 to the Registration Rights Agreement
10.3	Securities Purchase Agreement*
10.4	Form of Warrant*
10.5	Registration Rights Agreement*

*Incorporated by reference to Form 8-K filed on February 2, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

American Standard Energy Corp.

Date: April 1, 2011	By:	/s/ Scott Feldhacker
Name: Scott Feldhacker
Title: Chief Executive Officer

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